                                                                    EXHIBIT 4.2


[BLUE BORDER DESIGN]


                             [FRONT OF CERTIFICATE]


      NUMBER             [WITNESS SYSTEMS, INC. LOGO]          SHARES
                             WITNESS SYSTEMS, INC.




COMMON STOCK                                                                                 SEE REVERSE FOR
$0.01 PAR VALUE            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE           CERTAIN DEFINITIONS



                                                              CUSIP 977424-10-D


THIS CERTIFIES THAT___________________________________________________[SPECIMEN]

_____________________
IS THE OWNER OF _______________________________________________________________
          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                             WITNESS SYSTEMS, INC.
transferable on the books of the Corporation in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

   Witness the facsimile signatures of its duly authorized officers and facsimile of its corporate seal.

Dated:


/s/ Jon W. Ezrine                   [WITNESS SYSTEMS, INC.      /s/ David Gould
---------------------------         CORPORATE SEAL              ------------------------------------------
Secretary                           DELAWARE]                   Chairman, President and Chief Executive
Officer



COUNTERSIGNED AND REGISTERED:

SUNTRUST BANK, ATLANTA
TRANSFER AGENT AND REGISTRAR

BY
  -------------------------
     AUTHORIZED SIGNATURE

                             [BACK OF CERTIFICATE]


                             WITNESS SYSTEMS, INC.

         The Corporation will furnish without charge to each shareholder who so requests a statement or summary or summary of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and of the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the office of the Secretary of the Corporation or the Transfer Agent named on the face of this Certificate.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


    TEN COM        -  as tenants in common                     UNIF GIFT MIN ACT- ___________Custodian

    TEN ENT        -  as tenants by the entireties                               -
                                                                                 (Cust)
                                                                                 Minor)
    JT TEN         -  as joint  tenants  with the right                          under the Uniform Gifts to
                      of (s) survivorship (s) and (s) not  as                    Minors Act ________________
                      tenants in common                                                          (State)


    Additional abbreviations may also be used though not in the above list.


For value received, ______________________________________________ hereby sell,

assign and transfer unto ________________  [PLEASE INSERT SOCIAL SECURITY OR
                                           OTHER IDENTIFYING NUMBER OF ASSIGNEE]

_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________ Attorney to transfer the said stock on the books of the within named Corporation with the full power of substitution in the premises.


Dated ________________     ____
                                         ______________________________________
                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE
                                         IN EVERY PARTICULAR, WITHOUT ALTERATION
                                         OR ENLARGEMENT OR ANY CHANGE WHATEVER.


                  SIGNATURE(S) GUARANTEED: _____________________________________
                                         THE SIGNATURE(S) SHOULD BE GUARANTEED
                                         BY AN ELIGIBLE GUARANTOR INSTITUTION
                                         (BANKS, STOCKBROKERS, SAVINGS AND
                                         LOAN ASSOCIATIONS AND CREDIT UNIONS
                                         WITH MEMBERSHIP IN AN APPROVED
                                         SIGNATURE GUARANTEE MEDALLION PROGRAM),
                                         PURSUANT TO S.E.C. RULE 17Ad-15.


                                      -2-